INCOME TAX - Reconciliation of the federal statutory tax rate to our effective tax rate (Details)	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
INCOME TAX
Statutory federal income tax rate	21.00%	21.00%
State taxes, net of federal tax benefit	6.98%	0.00%
M&A expenses	87.0	0.00
Franchise tax interest	0.07	0.00
Valuation allowance	67.10%	(21.00%)
Income tax provision	182.20%	0.00%